Superseder Agreement

     This Superseder Agreement (the "Agreement") is made and entered into by and among AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Exchange Act ("AmeriNet"); and, Bolena Trading Corp., S.A., a Panama corporation ("Bolena;" AmeriNet and Bolena being sometimes hereinafter collectively referred to as the "Parties" or generically as a "Party").

                                    Preamble:

     WHEREAS, AmeriNet is currently indebted to Bolena for loans provided during the past five years and for the value of services, consulting advice and other matters; and

     WHEREAS,  AmeriNet is entering into a reorganization  agreement pursuant to
Section 368(a)(1)(B) of the Code with Park City Group, Inc., a Delaware corporation headquartered in Park City Utah ("PCG") pursuant to which, AmeriNet must, at the time of closing, have no liabilities, no securities outstanding other than shares of its common stock and options and warrants to purchase shares of its common stock on a fully determinable basis as of the date of closing and no assets, as a result of which, AmeriNet must persuade Bolena to settle all outstanding liabilities; and

     WHEREAS, subject to the terms and conditions set forth below, Bolena is agreeable to making the concessions required in order for AmeriNet to meet the conditions and obligations of its proposed agreement with PCG:

     NOW,   THEREFORE,   in  consideration   of  the  covenants,   promises  and
representations set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                    Article I
                                   Definitions

     The following terms or phrases, as used in this Agreement, will have the following meanings:

(A)  Accredited Investor:

     An investor that meets the requirements for treatment as an accredited investor, as defined in Rule 501(a) of Commission Regulation D, which provides as follows:

     Accredited investor. "Accredited investor" will mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

           (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self_directed plan, with investment decisions made solely by persons that are accredited investors;

                           Superseder Agreement Page 1

           (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

           (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

           (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

           (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

           (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

           (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

           (8) Any entity in which all of the equity owners are accredited investors.

(B)  Aggregate Bolena Investment:

     All sums invested in AmeriNet by Bolena, including funds advanced, liabilities paid directly and the aggregate amount of the AmeriNet Notes immediately prior to the Closing.

(C)  (1)  Closing:

          The effectuation of the transactions called for by this Agreement, including exchange of securities, execution of instruments, stock certificates, stock powers, releases and other documents.

     (2)  Closing Date:

          The date on which the Closing takes place.

     (3)  PCG Closing:

          The Closing on AmeriNet's reorganization agreement with PCG, which shall take place concurrently with and as a condition to the Closing.

(D)  Code:

     The Internal Revenue Code of 1986, as amended. (E) Commission: The United States Securities and Exchange Commission.

(F)  EDGAR:

     The Commission's electronic data gathering and retrieval system accessible by the public at the Commission's website located at http://www.sec.gov.


(G) (1)   Exchange Act:

          The Securities Exchange Act of 1934, as amended.


    (2)   Exchange Act Reports:

          The reports on Commission Forms 10-SB, 10-KSB, 10-QSB and 8-K and Commission Schedules 14A and 14C, that AmeriNet is required to file pursuant to Sections 13, 14, 15(d) and 12(g) of the Exchange Act.

(H)  California Exemptions

     (1) California Corporate Securities Law, Section 25101.1. [Exemptions form qualification requirement. The following securities are not subject to Sections 25110, 25120 and 25130: (a) A security that is offered or sold in a transaction is exempt from registration under Section 4(1) or 4(3) of the Securities Act of 1933 (15 U.S.C. 77r) pursuant to
          Section 18(b)(4)(A) of that act, if the issuer, other than a foreign (other country) issuer described in subdivision (b), of the security files the required reports with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, (15 U.S.C. 78a et seq.).


    (2)   California  Corporate  Securities  Law,  Section 25102.  [Transactions
          exempted from  qualification  requirement.] .... (f) Any offer or sale of any security in a transaction (other than an offer or sale to a pension or profit-sharing trust of the issuer) that meets each of the following criteria: (1) Sales of the security are not made to more than 35 persons, including persons not in this state. (2) All purchasers either have a preexisting personal or business relationship with the offeror or any of its partners, officers, directors or controlling persons, or managers (as appointed or elected by the members) if the offeror is a limited liability company, or by reason of their business or financial experience or the business or financial experience of their professional advisers who are unaffiliated with and who are not compensated by the issuer or any affiliate or selling agent of the issuer, directly or indirectly, could be reasonably assumed to have the capacity to protect their own interests in connection with the transaction. (3) Each purchaser represents that the purchaser is purchasing for the purchaser's own account (or a trust account if the purchaser is a trustee) and not with a view to or for sale in connection with any distribution of the security. (4) The offer and sale of the security is not accomplished by the publication of any advertisement. The number of purchasers referred to above is exclusive of any described in subdivision (i), any officer, director, or affiliate of the issuer, or manager (as appointed or elected by the members) if the issuer is a limited liability company, and any other purchaser who the commissioner designates by rule. For purposes of this section, a husband and wife (together with any custodian or trustee acting for the account of their minor children) are counted as one person and a partnership, corporation or other organization that was not specifically formed for the purpose of purchasing the security offered in reliance upon this exemption, is counted as one person. The commissioner may by rule require the issuer to file a notice of transactions under this subdivision. However, the failure to file the notice or the failure to file the notice within the time specified by the rule of the commissioner shall not affect the availability of this exemption. An issuer who fails to file the notice as provided by rule of the commissioner shall, within 15 business days after demand by the commissioner, file the notice and pay to the commissioner a fee equal to the fee payable had the transaction been qualified under Section 25110.


(I)  Covered Securities:

     Securities Act, Section 18(b), Covered Securities, For purposes of this section, the following are covered securities: ... (4){Certain Exempt Offerings} Exemption in connection with certain exempt offerings. A security is a covered security with respect to a transaction that is exempt from registration under this title pursuant to:

        (A) Paragraph (1) or (3) of Section 4, and the issuer of such security files reports with the Commission pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934;

        (B)    Section 4(4);


        (C) Section 3(a), other than the offer or sale of a security that is exempt from such registration pursuant to paragraph (4), (10), or
               (11) of such section, except that a municipal security that is exempt from such registration pursuant to paragraph (2) of such section is not a covered security with respect to the offer or sale of such security in the State in which the issuer of such security is located.

(J)       Securities Act:

          The Securities Act of 1933, as amended.

(K)       Service:

          The United States Internal Revenue Service.

(L) All undefined financial terms will have the meanings ascribed to them by generally accepted accounting practices, consistently applied on the accrual basis of accounting, as modified by rules of the Commission including Regulations SB and SK.

(M) Additional terms characterized by initial capital letters are defined in this Agreement immediately following their first use.


                                   Article II
                              Operative Provisions

     Subject to the conditions precedent that: all actions required to be taken in order to comply with the securities and other laws of each state having jurisdiction over the transactions called for under this Agreement; and, that the Reorganization becomes fully effective on or before May 31, 2001, the Parties hereby agree as follows:

(A) AmeriNet: AmeriNet hereby agrees to issue to Bolena, prior to the Closing, 220,000 unregistered shares of AmeriNet's common stock, $0.001 par value per share.

(B) Bolena: Bolena hereby agrees that the issuance of the 220,000 unregistered shares of AmeriNet's common stock, $0.001 par value per share, referred to above shall be in full satisfaction of all obligations of AmeriNet to Bolena, from the beginning of time until the Closing.

(C)  The Parties hereby agree to terminate any and all agreements between them.

(D) As a material inducement to each Parties entry into this Agreement, each of the Parties hereby represents to the others that the representing Party:

     (1) Is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act and meets one or more of the definitions of an "accredited investor" contained in Rule 501(a) promulgated under authority of Securities Act and has, alone or together with his, her or its advisors or representatives, if any, such knowledge and experience in financial matters that he she or it is capable of evaluating the relative risks and merits of the transactions contemplated hereby, the text of Rule 501(a) being set forth, in full, above;

     (2) Acknowledges that he, she or it has, based on his, her or its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for him, her or it in particular;

     (3) (a) Understands that the offer and transfer or issuance of the securities involved is being made in reliance on the Party's representation that he, she or it has reviewed all of AmeriNet's reports filed with the Commission during the past 12 months and posted on the Commission's Internet web site (www.sec.gov) under the EDGAR Archives sub site, and has become familiar with the information disclosed therein, including that contained in exhibits filed with such reports;

         (b) Is fully aware of the material risks associated with becoming an investor in AmeriNet and confirms that he, she or it was previously informed that all documents, records and books pertaining to this investment have been available from AmeriNet and that all documents, records and books pertaining to this transaction requested by him, her or it have been made available to him, her or it;

     (4) Has had an opportunity to ask questions of and receive answers from the officers of AmeriNet concerning the terms and conditions of this Agreement and the transactions contemplated hereby, as well as the affairs of AmeriNet, the contemplated affairs of PCG and related matters;

     (5) Has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs
          (a), (b), (c) and (d) hereof, as well as to supplement the information in the Exchange Act Reports called for by the Florida Rule;

     (6) Has represented that he, she or it has the general ability to bear the risks of the subject transaction and that he, she or it is a suitable investor for a private offering and hereby affirms the correctness of such information, including, without limitation, the representations in the form of the investment letters annexed hereto and made a part hereof as exhibit 3(D)(6), an original of which (bearing modifications required to personalize the letter as to gender, etc., will be executed by such Party and tendered to AmeriNet concurrently with the Closing;

    (7)   Is aware that:

         (a) The securities involved are a speculative investment with no assurance that PCG will be successful, or if successful, that such success will result in payments to such Party or to realization of capital gains by such Party on disposition of the securities involved; and

         (b) The securities to be issued to him, her or it have not been registered under the Securities Act or under any state securities laws, accordingly such Party may have to hold such securities and may not be able to liquidate, pledge, hypothecate, assign or transfer them;

     (8) Has obtained his, her or its own opinion from his, her or its own legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by any Party in conjunction with this Agreement and the issuance of the securities involved in conjunction therewith, other than such actions as have already been taken in order to comply with the securities law requirements of his, her or its state of domicile; and

    (9)  (a)   Certificates  for the securities  involved will bear  restrictive legends and the transfer  agents  involved will be instructed not
               to  transfer  the  subject   securities  unless  they  have  been
               registered  pursuant  to  Section 5 of the  Securities  Act or an opinion of counsel to such Party satisfactory to legal counsel to
               AmeriNet and its chief  executive  officer has been provided,  to
               the  effect  that  the  proposed   transaction   is  exempt  from
               registration  requirements  imposed by the  Securities  Act,  the
               Exchange Act and any applicable state or foreign laws; The legend will read substantially as follows:  "The securities  represented by this  certificate were issued without  registration  under the
               Securities Act of 1933, as amended,  or comparable  state laws in reliance  on the  provisions  of  Section  4(6) of such act,  and comparable  state law  provisions.  These  securities  may not be
               transferred   pledged  or  hypothecated  unless  they  are  first
               registered  under applicable  federal,  state or foreign laws, or
               the   transaction  is   demonstrated   to  be  exempt  from  such
               requirements to AmeriNet's satisfaction."


                                   Article III
                      Superseder, Mutual Releases & Closing

(A) The terms of this Agreement supersede the terms of all other agreements between AmeriNet, Bolena and their affiliates, all of which will be henceforth be deemed null and void except that, in conjunction with the exchange of any type of AmeriNet security for any other type of AmeriNet security required by the terms of this Agreement.

(B) In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, AmeriNet and Bolena hereby each release, discharge and forgive the other, and each of the others' subsidiaries, affiliates, members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.

(C) The transactions contemplated by this Agreement will be effected concurrently with the Closing on the Reorganization but in any event, prior to May 31, 2001, and, to the extent possible, the Closing will be effected through exchange of documents and instruments in escrow, by next day delivery service, such documents and instruments to be released from escrow concurrently with confirmation by legal counsel to Bolena that alltransactions contemplated by this Agreement have been completed; provided, however, that the Reorganization shall constitute a condition to the obligations of the Parties and in the event that the Reorganization Agreement is terminated without Closing, then this Agreement shall be deemed null and void due to failure of conditions precedent.

                                   Article IV
                               General Provisions

4.1      Interpretation.

(A) When a reference is made in this Agreement to schedules or exhibits, such reference will be to a schedule or exhibit to this Agreement unless otherwise indicated.

(B) The words "include," "includes" and "including" when used herein will be deemed in each case to be followed by the words "without limitation."

(C) The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

(D) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

(E) All pronouns and any variations thereof will be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

(F) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

4.2      Notice.

(A) All notices, demands or other communications given hereunder will be in writing and will be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     (1)      To AmeriNet:
                            AmeriNet Group.com, Inc.;
                           Crystal Corporate Center;
                     2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431;
                    Attention: Edward C. Dmytryk, President;
               Telephone (561) 998-3435, Fax (561) 998-3425; and,
                          e-mail Ed@amerinetgroup.com;


     (2)      To Bolena:
                           Bolena Trading Corp., S.A.;
                  211 South State College Boulevard, Suite 124;
                           Anaheim, California 92806;
                  Attention: Jerry Spellman, Managing Director;
                           Telephone: (714) 974-5778.

     or such other address or to such other person as any Party will designate to the other for such purpose in the manner hereinafter set forth.

(B) At the request of any Party, notice will also be provided by overnight delivery, facsimile transmission or e-mail, provided that a transmission receipt is retained.

(C) (1) The Parties acknowledge that the Yankee Companies, Inc., a Florida corporation ("Yankees") serves as a strategic consultant to AmeriNet and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

     (2)  Yankees  has  advised  AmeriNet  to  retain   independent   legal  and
          accounting counsel to review this Agreement and its exhibits and incorporated materials on its own behalf.

     (3) The decision by any AmeriNet not to use the services of legal counsel in conjunction with this transaction will be solely at their own risk, each Party acknowledging that applicable rules of the Florida Bar prevent Yankees' general counsel, who has reviewed, approved and caused modifications on behalf of Yankees, from representing anyone other than Yankees in this transaction.

4.3  Merger of All Prior Agreements Herein.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and will be of no force or effect.

4.4  Survival.

     The several representations, warranties and covenants of the Parties contained herein will survive the execution hereof and the Reorganization and will be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.5  Severability.

     If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance will be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, will not be affected thereby.

4.6  Governing Law.

     This Agreement will be construed in accordance with the substantive and procedural laws of the State of Delaware (other than those regulating taxation and choice of law).

4.7  Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party will be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

4.8  Dispute Resolution.

(A) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder will, to the extent legally permitted, be held in Broward County, Florida, and the prevailing Party will be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

(B) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute will, at the request of any Party, be exclusively resolved through the following procedures:

     (1) (a) First, the issue will be submitted to mediation before a mediation service in Broward County, Florida to be selected by lot from four alternatives to be provided, two by Bolena and two by AmeriNet.

          (b) The mediation efforts will be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

     (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties will submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, in the same manner as set forth for mediation.

     (3) (a) Expenses of mediation will be borne equally by the Parties, if successful.

          (b) Expenses of mediation, if unsuccessful and of arbitration will be borne by the Party or Parties against whom the arbitration decision is rendered.

          (c)  If the terms of the arbitral  award do not establish a prevailing
               Party,   then  the  expenses  of   unsuccessful   mediation   and
               arbitration will be borne equally by the Parties involved.

(C) (1) It is agreed that this Agreement will be construed pursuant to the laws of the State of Florida and, in the event it is necessary for any party to seek to enforce this Agreement, jurisdiction will be in the appropriate court or tribunal in Broward County, Florida and United States Courts for the Southern District of Florida and that, in the event it is necessary to enforce this Agreement, the prevailing Party will be entitled to recover all reasonable costs, expenses, and attorney's fees, and will be construed as costs for purposes of this Agreement.

     (2) The Parties specifically agree and waive any right to a jury trial in the event that it is necessary for a party to institute legal proceedings herein.

4.9  Benefit of Agreement.

     The terms and provisions of this Agreement will be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees but are not intended to confer upon any other person any rights or remedies hereunder.

4.10 Further Assurances.

     The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

4.11 Counterparts.

(A)  This Agreement may be executed in any number of counterparts.

(B) All executed counterparts will constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

(C) Execution by exchange of facsimile transmission will be deemed legally sufficient to bind the signatory; however, the Parties will, for aesthetic purposes, prepare a fully executed original version of this Agreement which will be the document filed with the Commission.

4.12 License.

(A) This form of agreement is the property of Yankees and has been customized for this transaction with the consent of Yankees by its general counsel.

(B) The use of this form of agreement by the Parties is authorized hereby solely for purposes of this transaction.

(C) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.


     In Witness Whereof, AmeriNet and Bolena have caused this Agreement to be executed by themselves or their duly authorized respective officers, all as of the last date set forth below:

Signed, Sealed and Delivered
         In Our Presence:
                                             AmeriNet Group.com, Inc.
/s/ Sally Ann Stroberg /s/                  (A Delaware corporation)

/s/ Jennifer Mitchem /s/                By:   /s/ Edward C.Dmytryk
                                                  Edward C. Dmytryk, President
         (Corporate Seal)
                                     Attest: /s/ Vanessa H. Lindsey
                                                 Vanessa H. Lindsey, Secretary
Dated:   May 29, 2001

State of Florida           }
County of Marion  } ss.:

     On this 29th day of April, 2001, before me, a notary public in and for the county and state aforesaid, personally appeared Edward C. Dmytryk and Vanessa H. Lindsey, to me known, and known to me to be the president and secretary of AmeriNet Group.com, Inc., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of AmeriNet Group.com, Inc., for the uses and purposes therein mentioned.

     In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the 7th day of June, 2004.

         {Seal}
                                               /s/ Sally Ann Stroberg /s/
                                                   Notary Public

                                            Bolena Trading Corp., S.A.
/s/ Charles J. Scimeca /s/                  (a Panama corporation)

_________________________________     By:  /s/ Jerry Spellman
                                              Jerry Spellman, managing Director
         (Corporate Seal)
                                      Attest:  _____________________________
                                               ___________________, Secretary
Dated:  May 24, 2001

State of California        }
County of Orange           } ss.:

     On this 24th day of May, 2001, before me, a notary public in and for the county and state aforesaid, personally appeared Jerry Spellman and ___________________, to me known, and known to me to be the managing Director and secretary of Bolena Trading Corp., S.A., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of Bolena Trading Corp., S.A., for the uses and purposes therein mentioned.

     In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the 27th day of May, 2004.

         (Seal)
                                                  /s/ Christine F. Kordik
                                                         Notary Public

                                 Exhibit 3(D)(6)
                           Form of Investment Letters


Date: April __, 2001

Edward C. Dmytryk
President
AmeriNet Group.com, Inc.
Crystal Corporate Center
2500 North Military Trail, Suite 225-C
Boca Raton, Florida 33431

         Re.:     AmeriNet Securities

Dear Mr. Dmytryk:

     I hereby certify and warrant that I am a party to that certain superseder agreement to which a form of this letter is annexed as an exhibit (the "Agreement"), pursuant to which I am acquiring equity securities of AmeriNet Group.com, Inc. ("AmeriNet") and I am providing this letter to acknowledge certain matters and to bind myself by certain agreements required by AmeriNet, in order to assure that the issuance of unregistered securities to me complies with applicable exemptions from securities registration requirements provided under federal securities laws and the securities laws of my state of domicile.

     I hereby certify under penalty of perjury that:

1. Upon receipt of the AmeriNet securities, I will be acquiring them for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in Rule 501(a) of Regulation D promulgated under authority of the Securities Act of 1933, as amended [the "Securities Act"]) and that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the AmeriNet securities. No one other than me has any beneficial interest in the AmeriNet securities.

2. I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of AmeriNet, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

3. I agree that I will in no event sell or distribute any of the AmeriNet securities unless in the opinion of AmeriNet's counsel (based on an opinion of my legal counsel) the AmeriNet securities may be legally sold without registration under the Securities Act, and/or registration and/or other qualification under then_applicable State and/or Federal statutes, or the AmeriNet securities will have been so registered and/or qualified and an appropriate prospectus, will then be in effect.

4. I am fully aware that the AmeriNet securities is being offered and issued by AmeriNet to me in reliance on the exemption provided by Section 4(6) or the Securities Act which exempts the sale of securities by an issuer solely to accredited investors, based on my certifications and warranties.

5. In connection with the foregoing, I consent to AmeriNet's legending my certificates representing the AmeriNet securities to indicate my investment intent and the restriction on transfer contemplated hereby and to AmeriNet's placing a "stop transfer" order against the AmeriNet securities in AmeriNet's securities transfer books until the conditions set forth herein will have been met.

6. I acknowledge by my execution hereof that I have had access to Exchange Act Reports that contain material information concerning AmeriNet and Park City Group, Inc., and to their updated financial statements, business plans and information, books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the AmeriNet securities.

7. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of AmeriNet's records and my questioning of AmeriNet's officers.

Edward C. Dmytryk
April __, 2001
Page 2

                                   Superseder
                                Agreement Page 1

     I further certify that my domicile is located at the address set forth in the Agreement.


                                Very truly yours,

                           [Entity Name, if applicable


                         /s/ Bolena Trading Corp., S.A. /s/
                         [Name and Title, if applicable]
                                    Signature